Exhibit 10.4

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT, dated January 25, 2006 (the “Agreement’) is entered into by and between AmeriVest Properties Inc., a Maryland corporation, having its principal place of business at 1780 Bellaire Street, Denver, Colorado (the “Company”) and William T. Atkins (“Buyer”).

RECITALS

The Company desires to sell, and the Buyer desires to purchase, that certain life insurance policy issued by Northwestern Mutual Financial Network owned by the Company (the “Policy”).

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual promises and covenants contained herein, the parties agree as follows:

1.                                      Purchase and Sale.  The Company shall sell, assign, transfer and deliver to Buyer and Buyer shall purchase and accept, as of the date first set forth above, all right, title, and interest in the Policy.

2.                                      Purchase Price, Payment of Purchase Price.  The purchase price for the Policy shall be Three Hundred Twenty Four Thousand Eight Hundred Ninety Two Dollars and Fifty-Eight Cents ($324,892.58) (the “Purchase Price”), which Purchase Price represents the cash value of the Policy as of the date hereof.  The Purchase Price shall be paid by check or as otherwise agreed to by the parties.

3.                                      Assumption of Liabilities.  On and subject to the terms and conditions of this Agreement, the Company shall transfer to Buyer, and Buyer shall assume and discharge or perform when due in accordance with the terms thereof, all of the liabilities arising under the Policy, including but not limited to, payment of Policy premiums henceforward from the date of this Agreement.

4.                                      General Provisions.

a.                                       Entire Agreement.  This Agreement contains the entire understanding of the parties with regard to the subject matter hereof and no warranties, representations, promises or agreements have been made between the parties other than as expressly herein set forth, and neither the Company nor Buyer shall be bound by any warranties, representations, promises or agreements not set forth herein.  This Agreement supersedes any previous agreement or understanding and cannot be modified except in writing by all of the parties hereto.

b.                                       Binding Effect, Assignment.  This Agreement shall be binding upon and inure to the benefit of the Company, Buyer and each of their respective representatives, successors, and permitted assigns, in accordance with the terms of this Agreement.  This

Agreement shall not be assignable by either party without the prior written consent of the other party.

c.                                       Severability.  In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court or tribunal of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby and effect shall be given to the intent manifested by the provisions, or portions thereof, held to be enforceable and valid.

d.                                       Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Colorado without regards to its conflicts of law principles.

e.                                       Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument.  Signatures may be exchanged by facsimile, with original signatures to follow.  Each party to this Agreement agrees to be bound by its own facsimile signature and that it accepts the facsimile signature of the other party hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

COMPANY:

AMERIVEST PROPERTIES INC.

/s/ Charles K. Knight
By:	Charles K. Knight
Title:	President and Chief Executive Officer

BUYER:

/s/ William T. Atkins
William T. Atkins

EXHIBIT A